SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                        -----------------


                            FORM 8-K

                         CURRENT REPORT


               PURSUANT TO SECTION 13 OR 15 (d) OF
               THE SECURITIES EXCHANGE ACT OF 1934



                           May 4, 1993
- -----------------------------------------------------------------
                         Date of Report
                (Date of earliest event reported)



                  FIRST FIDELITY BANCORPORATION
- -----------------------------------------------------------------
     (Exact name of registrant as specified in its charter)


    New Jersey               1-9839               22-2826775
- -------------------    -------------------    -------------------
(State or other        (Commission File       (IRS Employer's
jurisdiction of        Number)                Identification No.)
incorporation)


                2673 Main Street, P.O. Box 6980,
                Lawrenceville, New Jersey  08648
- -----------------------------------------------------------------
      (Address and Zip Code of principal executive offices)


                         (609)  895-6800
- -----------------------------------------------------------------
      (Registrant's telephone number, including area code)









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Item 7.  Financial Statements, Pro Forma Financial Information
and Exhibits

(b)  Pro Forma Financial Information

As previously reported, on May 4, 1993, First Fidelity Bancorporation ("First Fidelity") acquired control of Northeast Bancorp, Inc. ("Northeast") through a merger (the "Merger") of FFB Newco, Inc., a subsidiary of First Fidelity, into Northeast, with Northeast being the surviving corporation. In accordance with the requirements of Rule 11-02(c)(2)(i) of Securities and Exchange Commission (the "Commission") Regulation S-X, set forth below is certain pro forma financial information regarding Northeast. This information should be read in conjunction with the pro forma and historical financial information included in First Fidelity's Current Report on Form 8-K, filed with the Commission on May 18, 1993, as amended by Form 8-K/A, filed with the Commission on June 2, 1993.


































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             UNAUDITED PRO FORMA COMBINED CONDENSED
                CONSOLIDATED STATEMENT OF INCOME

The following Unaudited Pro Forma Combined Condensed Consolidated Statement of Income was prepared as if the Merger occurred on January 1, 1993. The Pro Forma Statement of Income does not necessarily reflect the results that would have been achieved had First Fidelity and Northeast been combined as of January 1, 1993, nor should it be regarded as predictive of the results actually to be achieved following consummation of the Merger. As per Regulation S-X Rule 11-02 (b) (8) 1., only net income (loss) from continuing operations is included (see note A).

                            Twelve months ended December 31, 1993
                            -------------------------------------
                                 First        (A)         (B)
                                Fidelity   Northeast    Combined
                              ----------   ---------   ----------
         (Dollars in thousands, except per share amounts)

Interest income.................$1,943,464  $155,647   $2,099,111
Interest expense................   659,072    54,536      713,608
                                 ---------  --------   ----------
 Net interest income............ 1,284,392   101,111    1,385,503
Provision for possible
 credit losses..................   136,000    26,180      162,180
                                 ---------  --------   ----------
 Net interest income after
  provision for possible
  credit losses................. 1,148,392    74,931    1,223,323
                                 ---------  --------   ----------
Non-interest income
 Trust income...................    91,480    18,734      110,214
 Service charges on
  deposit accounts..............   142,609    14,875      157,484
 Other service charges,
  commissions and fees..........    80,158     5,658       85,816
 Trading revenue................    16,355       451       16,806
 Net securities transactions....     6,505     4,506       11,011
 Other income...................    16,326    16,102       32,428
                                 ---------  --------   ----------
  Total non-interest income.....   353,433    60,326      413,759
                                 ---------  --------   ----------
Non-interest expense
 Salaries and benefits
  expense.......................   436,420    49,184      485,604
 Occupancy expense..............   104,253    12,851      117,104
 Equipment expense..............    39,405     6,797       46,202
 OREO expenses..................    27,955    16,265       44,220
 Other expenses.................   342,604    35,912      378,516
                                 ---------  --------   ----------
  Total non-interest expense....   950,637   121,009    1,071,646
                                 ---------  --------   ----------
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Income (loss) before income
 taxes from continuing
 operations.....................   551,188    14,248      565,436
Income taxes....................   169,612     5,175      174,787
                                 ---------  --------   ----------
Net income (loss) from
 continuing operations..........   381,576     9,073      390,649
Dividends on preferred stock....    20,653      -          20,653
                                 ---------  --------   ----------
 Net income (loss) from
  continuing operations
  applicable to common stock.... $ 360,923  $  9,073   $  369,996
                                 =========  ========   ==========
Per Common Share:
 Net income (loss) from
  continuing operations:
   Primary......................   $4.59      $ 1.25
   Fully diluted................    4.51        1.25
Average shares:
 Primary........................ 78,610,461  7,260,520
 Fully diluted.................. 82,384,277  7,260,520



 (A) Results for the twelve months for Northeast do not reflect the following nonrecurring charges and credits directly attributable to the Merger transaction:

     1)   sale of certain assets to First Boston Mortgage Capital
          Corp. and the related loss of $43.155 million, and

     2) sale of securities and the related gain of $1.636 million utilized to fund the litigation trust established for the benefit of Northeast shareholders.

 (B) This column is carried forward to the Unaudited Pro Forma
     Combined Condensed Consolidated Statement of Income
     (Concluded).














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             UNAUDITED PRO FORMA COMBINED CONDENSED
          CONSOLIDATED STATEMENT OF INCOME (Concluded)

                            Twelve months ended December 31, 1993
                            -------------------------------------
                                                       Pro Forma
                               Combined   Adjustments   Combined
                              ----------  -----------  ----------
         (Dollars in thousands, except per share amounts)

Interest income............... $2,099,111 $  (663) (C) $2,097,635
                                             (813) (D)
Interest expense..............    713,608  (1,667) (E)    711,941
                               ---------- -------      ----------
 Net interest income..........  1,385,503     191       1,385,694
Provision for possible
 credit losses................    162,180    -            126,180
                               ---------- -------      ----------
 Net interest income after
  provision for possible
  credit losses...............  1,223,323     191       1,223,514
                               ---------- -------      ----------
Non-interest income
 Trust income.................    110,214                 110,214
 Service charges on
  deposit accounts............    157,484                 157,484
 Other service charges,
  commissions and fees........     85,816                  85,816
 Trading revenue..............     16,806                  16,806
 Net securities transactions..     11,011                  11,011
 Other income.................     32,428                  32,428
                               ---------- -------      ----------
  Total non-interest income...    413,759    -            413,759
                               ---------- -------      ----------
Non-interest expense
 Salaries and benefits
  expense.....................    485,604                 485,604
 Occupancy expense............    117,104      51  (F)    117,155
 Equipment expense............     46,202                  46,202
 OREO expenses................     44,220                  44,220
 Other expenses...............    378,516     (91) (G)    378,963
                                              538  (H)
                               ---------- -------      ----------
  Total non-interest expense..  1,071,646     498       1,072,144
                               ---------- -------      ----------







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Income (loss) before income
 taxes from continuing
 operations...................    565,436    (307)        565,129
Income taxes..................    174,787    -            174,787
                               ---------- -------      ----------
Net income (loss) from
 continuing operations........    390,649    (307)        390,342
Dividends on preferred stock..     20,653    -             20,653
                               ---------- -------      ----------
 Net income (loss) from
  continuing operations
  applicable to common stock.. $  369,996 $  (307)     $  369,689
                               ========== =======      ==========
Per Common Share:
 Net income (loss) from
  continuing operations:
   Primary....................                            $4.48
   Fully diluted..............                             4.41
Average shares:
 Primary......................                         82,505,513
 Fully diluted................                         86,279,329



 (C) Amortization of $663 thousand related to the purchase accounting adjustment for securities at amortized cost of $8.952 million, utilizing a weighted average expected life of 4.5 years.

 (D) Amortization of $813 thousand related to the loan purchase accounting adjustment for accruing loans of $12.2 million, utilizing a weighted average expected life of 5 years.

 (E) Amortization of $1.667 million related to the premium on acquired deposits of $15.0 million, utilizing weighted average contractual maturities of 3 years.

 (F) Depreciation of $51 thousand related to the fair value adjustment to buildings of $2.275 million, using a useful life of 15 years.

 (G) To eliminate amortization expense of $91 thousand related to acquired goodwill.

 (H) Amortization of $538 thousand related to intangible assets acquired of $24.195 million, using a life of 15 years.






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Pursuant to the requirements of the Securities Exchange Act of
1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


FIRST FIDELITY BANCORPORATION




Anthony R. Burriesci
Executive Vice President
Corporate Controller
Date:  March 11, 1994





































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